Exhibit 32.2

Certification Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Randy L. Kotler, as Interim Chief Financial Officer of Technical Olympic USA, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1. the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2006 (the “Report”), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Randy L. Kotler
Randy L. Kotler
Senior Vice President, Interim Chief Financial Officer and Chief Accounting Officer

Date: November 14, 2006

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